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                                                                   Exhibit 23.1



                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated March 25, 2003, in the
Registration Statement (Form S-4 No. [      ]) and related Prospectus of Trump
Casino Holdings for the registration of $425,000,000 of First Priority Mortgage Notes and $50,000,000 of Second Priority Mortgage Notes.



                                                   /S/ ENRST & YOUNG LLP

Philadelphia, Pennsylvania
April 30, 2003